Exhibit 99.1

Slide Show for Merriman Curhan Ford Next-Generation Energy Conference on May 15, 2006

(Slide# 1)
Developer of advanced batteries, fuel cells and other energy technologies
May 2006

(Slide# 2)
Stock Market Data
- Trading symbol:	ENEI.OB
- 53-week trading range:	$0.06 - $0.64
- Recent price (5/11):	$0.43
- Average daily trading volume (90 days):	53,000
- Market cap:	$179 million
- Shares outstanding:	426 million

(Slide# 3)
Business Segments
- EnerDel – Advanced Battery Technology

• Li-ion battery solutions for hybrid electric vehicle market

• Military, asset tracking, other markets

• Advantages in materials, design and manufacturing process

• EnerFuel – Advanced Fuel Cell Technology

• Developing high temperature fuel cells

• Unique modular approach – simpler, smaller, less expensive

• Working in both fuel cell stacks and membranes

(Slide# 4)
EnerDel Overview
- Focus on emerging U.S. hybrid electric vehicle market

• Innovative materials & design for high power

• Automated, low-labor cost manufacturing

• Management/engineering team with Li-Ion battery experience

• Strategic partners with auto/industry contacts:

• ITOCHU

• Delphi Corp.

(Slide# 5)
Market Opportunity & Drivers
- Pressure to reduce dependence on foreign oil – transportation is 68% of oil consumption

• Hybrids reduce oil (gas) consumption and pollution emissions

• Battery advancements are key to improving future hybrid performance

• Li-ion will replace NiMH – following precedent set in consumer electronics

• Li-ion size/weight/power advantages over current NiMH

• EnerDel Li-ion technology has cost and performance advantages

(Slide# 6)
HEV Market Grows, Turns to Li-ion
- Auto manufacturers heavily committed to producing HEV models:

•	Toyota Prius & Camry, Lexus RX400h SUV & GS450h, Honda Civic & Accord, Ford Escape among many others

• HEV market will grow substantially through 2010-2015

(Slide# 7) EnerDel Li-Ion vs. NiMH - Energy density - Power - Cycle life - Safety - Reliability - Cost - Recyclability - Environment	Superior Superior Superior Superior Superior Superior Equal Equal

(Slide# 8)
Based in the U.S.
- Automated production for U.S. customers
- Engineering & marketing interaction benefits – proximity to customers
- Diversification of battery supply for U.S. HEV manufacturing operations
- Convenience & freight cost benefits to OEM customers in the U.S.

(Slide# 9)
EnerDel vs. Competitors

	U.S. Competitors	EnerDel	EnerDel Advantages

Cathode	Nickel Oxide or Olivine (LiNiXCoXO or LiFePO4)	Manganese Spinel (LiMn2O4)	High Power Better Safety Lower cost

Anode	Graphite	Confidential	Better Safety Longer life

Design	Wound	Stack	High Power Better Safety Longer life

Cell size	Medium (5-10Ah) or Small (3Ah)	Medium (5-10Ah)	N/A

(Slide# 10)
EnerDel Strategy
- Target major global auto manufacturers

• Initial focus on “Big three” U.S. makers

• Leverage strategic alliances, form new ones:

• ITOCHU

• Delphi

• Industry consortiums and national government laboratories

• Exploit other military and specialty markets

(Slide# 11)
Upcoming Milestones
- Joint Federal/auto industry hybrid project
- Defense agency development contract
- Samples to target customers in auto segment
- Federal and state public financing
- Development contract with major automotive OEM
- Production order for hybrid batteries
- Commencement of volume manufacturing for hybrid market

(Slide# 12)
EnerFuel Overview
- Commercialization plan in place

• Developing next generation high-temp fuel cells

• Solves industry need for reduced cost/complexity/size

• Planned deployment by 2008

• New modular fuel cell concept

• Solves PEM (proton exchange membrane) fuel cell reliability issues

• Overall fuel cell market poised for growth (Source: Global Information, Inc.)

• $375 million in 2005

• $2.5 billion in 2009

• $13.5 billion in 2014

(Slide# 13)
Planned Products and Services
- Strategy of services and products that build on each other

• Diversity of planned product lines to reduce market risks

(Slide# 14)
Near-term Target Markets
- Remote sensors

• Video cameras

• Weather instrumentation

• Tsunami

• Earthquake detection

• Backup power supply

• Fuel only consumed during power failures

(Slide# 15)
Early Successes – FHI Contract
- Florida Hydrogen Initiative contract (FHI)

• Funded by the DOE

• Validates EnerFuel engineering and fuel cell system capabilities

• Award notification last year – expect contract to be signed 2006

• Design and implement a 10kW fuel cell system using the chemical energy in waste orange peels to power a highway rest stop

• $550,000 in funding from the State of Florida and U.S. government

• Highly visible project – generating national media exposure for EnerFuel

(Slide# 16)
Competition
- Competitors are mainly pure stack or pure membrane companies

• Stack competitors: Ballard, Plug Power, ReliOn

• Membrane competitors: Gore, Dupont, DeNora, Asahi Glass, PEMEAS

• EnerFuel works in both stacks and membranes

• Optimize both in ways competition cannot

(Slide# 17)
Ener1 Team

Name	Title	Experience
Managing
Director/Portfolio
Manager at
Satellite Asset
Management;
Portfolio Manager
of Tribeca Fund,
Citigroup; VP,
Credit Suisse First
Charles Gassenheimer	Chairman of the Board	Boston
Founded United Auto
Group; Foamex
International; led
Sheller Global;
Partner Cogan,
Berlind, Weill &
Marshall Cogan	Director	Levitt – predecessor to Shearson-Lehman American Express

Ronald Stewart	Interim CEO, General Counsel	Private practice of law: M&A, securities, corporate; VP/Assistant General Counsel, ICF Kaiser International

Gerard Herlihy	Chief Financial Officer	CFO, Williams Controls Inc.; President/COO, CliniCorp; Investment Banker, Thomson McKinnon Securities; CPA with Peat Marwick Mitchell & Co

Ulrik Grape	Executive VP, President, EnerDel	Sales and Marketing Director/VP U.S., Danionics, international lithium battery company

Rex Hodge	Executive VP, President, EnerFuel	Founder/CEO, Anuvu, developer of fuel cells for automotive applications; Project Engineer, Aerojet Propulsion Division of GenCorp

(Slide# 18)
Investment Highlights
- Li-ion battery solution for emerging hybrid market

• Innovative fuel cell solutions for key market opportunities

• New/seasoned team – technical, operational, financial , senior management

• Solid partner relationships – i.e. ITOCHU

• On track to accelerate commercialization of technologies

(Slide# 19)
Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995 conveying management’s expectations as to the future based on plans, estimates and projections at the time the statements are made. The forward-looking statements contained in this presentation and that may be made by the presenter involve risks and uncertainties, including, but not necessarily limited to: EnerDel’s ability to succeed as a supplier of batteries to the hybrid electric vehicle and other markets; Ener1’s plans to reduce costs and gain a competitive advantage by consolidating manufacturing operations and implementing automated production processes; charges Ener1 will incur in connection with consolidating manufacturing operations; the degree of competition in the markets for lithium battery, fuel cell and nanotechnology-based products and services, Ener1’s history of operating losses, the lack of operating history for the development stage Ener1 businesses, the need for additional capital, the dependency upon key personnel and other risks detailed in Ener1’s annual report on Form 10-KSB for the year ended December 31, 2005, as well as in its other filings from time to time with the Securities and Exchange Commission. These risks and uncertainties could cause actual results or performance to differ materially from any future results or performance expressed or implied in the forward- looking statements included in this release. Ener1 undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.